UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2014

SAEXPLORATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(I.R.S. Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079 (Address of principal executive offices)(Zip Code)

(281) 258-4400
(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. THESE STATEMENTS CAN BE IDENTIFIED BY THE USE OF WORDS OR PHRASES SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS.

THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING THE EXPECTED FUTURE PERFORMANCE OF SAEXPLORATION HOLDINGS, INC. (THE “COMPANY”). THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE COMPANY’S CONTROL AND DIFFICULT TO PREDICT. THESE RISKS AND CONTINGENCIES INCLUDE FLUCTUATIONS IN THE LEVELS OF EXPLORATION AND DEVELOPMENT ACTIVITY IN THE OIL AND GAS INDUSTRY, INTENSE INDUSTRY COMPETITION, A LIMITED NUMBER OF CUSTOMERS, NEED TO MANAGE RAPID GROWTH, DELAYS, REDUCTIONS OR CANCELLATIONS OF SERVICE CONTRACTS, OPERATIONAL DISRUPTIONS DUE TO SEASONALITY, WEATHER AND OTHER EXTERNAL FACTORS, CREW PRODUCTIVITY, THE AVAILABILITY OF CAPITAL RESOURCES, SUBSTANTIAL INTERNATIONAL BUSINESS EXPOSING THE COMPANY TO CURRENCY FLUCTUATIONS AND GLOBAL FACTORS INCLUDING ECONOMIC, POLITICAL AND MILITARY UNCERTAINTIES, THE NEED TO COMPLY WITH DIVERSE AND COMPLEX LAWS AND REGULATIONS, AND OTHER FACTORS SET FORTH IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY AND ATTRIBUTABLE TO THE COMPANY OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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Item 1.01.	Entry into a Material Definitive Agreement.

SAExploration Holdings, Inc. (the “Company”), its domestic subsidiaries (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”) and noteholder collateral agent (the “Noteholder Collateral Agent”), entered into an Indenture dated as of July 2, 2014 (the “Indenture”), pursuant to which the Company issued $150 million aggregate principal amount of its 10.000% senior secured notes due 2019 (the “Notes”). The Notes will mature on July 15, 2019, and interest is payable on January 15 and July 15 of each year, commencing on January 15, 2015.

The Notes are unconditionally guaranteed, jointly and severally, by all of the Company’s existing and future domestic restricted subsidiaries, except for immaterial subsidiaries (the “Guarantees”). The Notes and the Guarantees are senior secured obligations of the Company and the Guarantors and will rank senior in right of payment to any of the Company’s and Guarantors’ future subordinated indebtedness and equal in right of payment with all of the Company’s and the Guarantors’ other existing and future senior indebtedness. The Notes and the Guarantees are secured by a lien on substantially all of the Company’s and Guarantors’ assets, subject to certain exceptions and permitted liens, as of the issue date. These liens, however, will be contractually subordinated to a first priority lien on such assets that may secure a new credit facility that the Company and the Guarantors are permitted to enter into in the future.

The Company will have the right to redeem some or all of the Notes at the redemption prices (expressed as percentages of the principal amount to be redeemed) set forth below, together with accrued and unpaid interest to, but not including, the redemption date, if redeemed on or after January 15, 2017 as indicated:

Period	Percentage
On or after January 15, 2017 and prior to July 15, 2017	107.500%
On or after July 15, 2017 and prior to July 15, 2018	105.000%
On and after July 15, 2018	100.000%

The Company will also have the right to redeem some or all of the Notes at any time or from time to time prior to January 15, 2017, at a redemption price equal to 100% of the principal amount thereof plus an applicable premium determined in accordance with the Indenture and accrued and unpaid interest to, but not including, the redemption date.

In addition, the Company will have the right to redeem from time to time up to 35% of the aggregate outstanding principal amount of the Notes before January 15, 2017, with the net proceeds of certain equity offerings by the Company at a redemption price equal to 110.000% of the principal amount thereof, plus accrued but unpaid interest to, but not including, the redemption date.

Subject to certain exceptions, upon the occurrence of a Change of Control (as defined in the Indenture), each holder of Notes will have the right to require the Company to purchase that holder’s Notes for a cash price equal to 101% of the principal amounts to be purchased, plus accrued and unpaid interest to the date of purchase. Upon the occurrence of an Asset Sale (as defined in the Indenture), each holder of Notes will have the right to require the Company to purchase that holder’s Notes for a cash price equal to 100% of the principal amounts to be purchased, plus accrued and unpaid interest to the date of purchase, prepayment or redemption, from any proceeds from the Asset Sale in excess of $7.5 million that are not otherwise used by the Company to either reduce its debt, reinvest in assets or acquire a permitted business.

The Indenture contains various covenants, including, but not limited to, covenants that, subject to certain exceptions, limit the ability of the Company and its restricted subsidiaries, including the Guarantors, to, among other things: (i) transfer or sell assets; (ii) pay dividends, redeem subordinated indebtedness or make other restricted payments; (iii) incur or guarantee additional indebtedness or, with respect to its restricted subsidiaries, issue preferred stock; (iv) create or incur liens; (v) incur dividend or other payment restrictions affecting its restricted subsidiaries; (vi) consummate a merger, consolidation or sale of all or substantially all of its or its subsidiaries’ assets; (vii) enter into transactions with affiliates; (viii) engage in business other than its current business and reasonably related extensions thereof; and (ix) take or omit to take any actions that would adversely affect or impair in any material respect the collateral securing the Notes.

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The Indenture also provides for customary events of default. If an event of default occurs and is continuing, then the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the principal of, and any accrued interest on, the Notes to be due and payable immediately.

In connection with the issuance of the Notes and execution of the Indenture, the Company, the Guarantors and the Noteholder Collateral Agent entered into a Security Agreement, dated as of July 2, 2014 (the “Security Agreement”), pursuant to which the Company and the Guarantors pledged substantially all of their assets to secure their obligations under the Notes and the Indenture, subject to certain exclusions and exceptions as set forth in such agreement. The Notes and the Guarantees are not secured by the assets of the Company’s subsidiaries that do not guarantee the Notes.

The foregoing descriptions of the Indenture, the Notes, the Guarantees and the Security Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture, the Form of 10.000% Senior Secured Notes due 2019, the Notation of Guarantee and the Security Agreement, filed as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 10.1, respectively, hereto and incorporated herein by reference.

In connection with the completion of the offering of the Notes, the Company, the Guarantors named therein and Jefferies LLC, as initial purchaser, entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed, among other things, to use its best efforts to register with the SEC a new series of notes having substantially identical terms as the Notes as part of an offer to exchange freely tradable notes (the “Exchange Notes”), for the Notes. The Company and the Guarantors further agreed to use best efforts to: (i) file a registration statement for the Exchange Notes with the SEC within 300 days after the issuance of the Notes; (ii) cause that registration statement to be declared effective within 390 days after the issue date of the Notes; and (iii) close the exchange offer 30 days after such registration statement is declared effective. In certain circumstances, the Company may be required to file a shelf registration statement to cover resales of the Notes. The use of the shelf registration statement will be subject to certain customary suspension periods. If the Company and the Guarantors do not meet the deadlines set forth above, they will be required to pay additional interest to holders of the Notes, under certain circumstances, in an amount ranging from 0.25% to a maximum of 1.0% per annum, until they have fulfilled the obligations described above.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, filed as Exhibit 10.2 hereto and incorporated herein by reference.

The Offering of the Notes closed on July 2, 2014. After deducting the Initial Purchaser’s discounts and commissions and estimated expenses of the offering payable by the Company, the Company used or intends to use the net proceeds from the sale of the Notes, together with available cash, (i) to repay certain of its existing indebtedness, (ii) to fund the purchase of equipment related to its Alaska operations, (iii) to pay related fees and expenses and (iv) for general corporate purposes.

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Item 1.02	Termination of a Material Definitive Agreement.

On July 2, 2014, with the use of the proceeds from the issuance of the Notes, the Company repaid all indebtedness owing under the Credit Agreement dated as of November 28, 2012 (the “2012 Credit Agreement”), as amended, among the Company and SAExploration Sub, Inc., as parent, SAExploration, Inc., SAExploration Seismic Services (US), LLC and NES, LLC, as borrowers, the lenders party thereto, and MC Admin Co LLC, as administrative agent (the “Administrative Agent”). Upon such repayment, the 2012 Credit Agreement was terminated, and all security interests in favor of the Administrative Agent were or are in the process of being terminated and released. In connection with the early repayment of the outstanding loans under 2012 Credit Agreement, the Company paid a prepayment premium and make-whole payment to the lenders thereunder of approximately $8.88 million in the aggregate.

In addition, on July 2, 2014, with the use of the proceeds from the issuance of the Notes, the Company repaid all indebtedness owing under the unsecured promissory note in the principal amount of $17.5 million (the “Promissory Note”), issued by the Company to CLCH, LLC, as representative of the stockholders of the corporation formerly known as SAExploration Holdings, Inc. (“Former SAE”), in connection with the merger of Former SAE with and into a wholly-owned subsidiary of the Company on June 24, 2013 (the “Merger”).

Descriptions of the 2012 Credit Agreement and the Promissory Note are included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on April 3, 2014, in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Financing,” a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 2, 2014, Arnold Wong, a member of the Board of Directors of the Company, notified the Company of his decision to resign from the Board of Directors with immediate effect. Mr. Wong was designated as a nominee to the Company’s Board of Directors by Former SAE and elected upon consummation of the Merger as the representative of the Administrative Agent under the 2012 Credit Agreement, which was terminated upon the repayment of the outstanding loans thereunder with the proceeds from the issuance of the Notes.

Item 8.01.	Other Events.

On July 2, 2014, the Company issued a press release announcing the closing of the Notes offering. For information regarding this matter, the Company hereby incorporates by reference herein the information set forth in such press release, a copy of which is attached hereto as Exhibit 99.2.

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Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture, dated July 2, 2014, by and among the Company, the guarantors named therein and U.S. Bank National Association, as trustee and noteholder collateral agent.

4.2	Form of 10.000% Senior Secured Notes due 2019 (included in Exhibit 4.1).

4.3	Notation of Guarantee executed July 2, 2014, among the Company, SAExploration Sub, Inc., SAExploration, Inc., SAExploration Seismic Services (US), LLC, and NES, LLC.

10.1	Security Agreement, dated July 2, 2014, by and among the Company, the guarantors named therein and U.S. Bank National Association, as noteholder collateral agent.

10.2	Registration Rights Agreement, dated July 2, 2014, by and among the Company, the guarantors named therein and Jefferies LLC, as initial purchaser.

99.1	Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Financing,” from the Company’s Annual Report on Form 10-K filed with the SEC on April 3, 2014.

99.2	Press Release dated July 2, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2014	SAExploration Holdings, Inc.
	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

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EXHIBIT INDEX

4.1	Indenture, dated July 2, 2014, by and among the Company, the guarantors named therein and U.S. Bank National Association, as trustee and noteholder collateral agent.

4.2	Form of 10.000% Senior Secured Notes due 2019 (included in Exhibit 4.1).

4.3	Notation of Guarantee executed July 2, 2014, among the Company, SAExploration Sub, Inc., SAExploration, Inc., SAExploration Seismic Services (US), LLC, and NES, LLC.

10.1	Security Agreement, dated July 2, 2014, by and among the Company, the guarantors named therein and U.S. Bank National Association, as noteholder collateral agent.

10.2	Registration Rights Agreement, dated July 2, 2014, by and among the Company, the guarantors named therein and Jefferies LLC, as initial purchaser.

99.1	Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Financing,” from the Company’s Annual Report on Form 10-K filed with the SEC on April 3, 2014.

99.2	Press Release dated July 2, 2014.